UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture and Notes

On March 25, 2021, Tripadvisor, Inc. (the “Company” or “our”) sold to BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives (the “Representatives”) of the several initial purchasers (the “Initial Purchasers”), and the Initial Purchasers purchased from the Company, $300 million aggregate principal amount of the Company’s 0.250% Convertible Senior Notes due 2026 (the “Notes”), pursuant to a purchase agreement (the “Purchase Agreement”) between the Company and the Representatives.

In addition, pursuant to the Purchase Agreement, the Company granted the Initial Purchasers a 13-day option (the “Overallotment Option”) to purchase up to an additional $45 million aggregate principal amount of the Notes at the public offering price less the Initial Purchasers’ discounts. The Initial Purchasers exercised the Overallotment Option in full, and the Overallotment Option closed on March 25, 2021.

The Notes were offered in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to the initial purchasers for initial resale to persons reasonably believed to be qualified institutional buyers pursuant to an exemption from registration provided by Rule 144A promulgated under the Securities Act. The offer and sale of the Notes and the common stock of the Company, par value $0.001 per share (the “common stock”), issuable upon conversion, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

In connection with the issuance of the Notes, the Company entered into an Indenture, dated March 25, 2021 (the “Indenture”), between the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The terms of the Notes are governed by the Indenture. The Notes will bear interest at the rate of 0.250% per annum. The Notes mature on April 1, 2026, unless earlier repurchased, converted or redeemed.

The Notes will be redeemable, in whole or in part, at our option at any time, and from time to time, on or after April 1, 2024 and on or before the 30th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, but only if the last reported sale price per share of our common stock exceeds 130% of the conversion price on (1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date we send the related redemption notice; and (2) the trading day immediately before the date we send such notice. In addition, calling any note for redemption will constitute a make-whole fundamental change with respect to that note, in which case the conversion rate applicable to the conversion of that note will be increased in certain circumstances if it is converted after it is called for redemption.

The Notes are unconditionally guaranteed, on a joint and several basis, by the Guarantors on a senior, unsecured basis. The Notes are our general senior unsecured obligations and rank equally in right of payment with all of our existing and future senior indebtedness, and senior in right of payment to all of our future subordinated indebtedness. The Notes will be effectively subordinated to any of our existing and future secured indebtedness, including borrowings under our secured revolving credit facility (the “2015 Credit Facility”), to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to any existing and future indebtedness and any other liabilities and obligations of any of our subsidiaries that are not guarantors of the Notes. The guarantees will be the Guarantors’ general senior unsecured obligations and will rank equally in right of payment with all of the Guarantors’ existing and future senior indebtedness, and senior in right of payment to all of the Guarantors’ future subordinated indebtedness. The guarantees will be effectively subordinated to any of the Guarantors’ existing and future secured indebtedness, including guarantees of borrowings under our 2015 Credit Facility and our 7.000% Senior Notes due 2025 (the “2025 Senior Notes”) to the extent of the value of the assets securing such indebtedness. The guarantees will be structurally subordinated to any existing and future indebtedness and any other liabilities and obligations of any of our subsidiaries that are not guarantors of the Notes.

Holders may convert their Notes under the following conditions at any time prior to the close of business on the business day immediately preceding January 1, 2026 in multiples of $1,000 principal amount, only under the following circumstances:

•

during any calendar quarter commencing after the calendar quarter ending on June 30, 2021 (and only during such calendar quarter), if the last reported sale price of our common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•

during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or

•	upon the occurrence of specified corporate events as described in the Indenture.

In addition, holders may convert their Notes, in multiples of $1,000 principal amount, at their option at any time beginning on or after January 1, 2026, and prior to the close of business on the second scheduled trading day immediately preceding the stated maturity date of the Notes, without regard to the foregoing circumstances.

The initial conversion rate for the Notes is 13.5483 shares of common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $73.81 per share of common stock, subject to adjustment upon the occurrence of certain specified events as set forth in the Indenture. Upon conversion, the Company may choose to pay or deliver, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock.

In addition, upon the occurrence of a fundamental change (as defined in the Indenture), holders of the Notes may require the Company to repurchase all or a portion of their Notes, in multiples of $1,000 principal amount, at a repurchase price of 100% of the principal amount of the Notes, plus any accrued and unpaid special interest, if any, to but not including, the repurchase date. If certain fundamental changes referred to as make-whole fundamental changes occur, the conversion rate for the Notes may be increased.

The events of default, as set forth in the Indenture, include:

•	default in any payment of interest on any Note when due and payable and the continuance of such default for 30 days;
•	default in the payment of principal of any Note when due and payable at its stated maturity, upon any required repurchase, upon declaration of acceleration or otherwise;
•

failure by the Company to comply with its conversion obligations upon exercise of a holder’s conversion right under the Indenture and, in the case of a conversion to be settled in common stock, such failure continues for three business days;

•

failure by the Company to give a notice regarding a fundamental change, specified corporate transaction or make-whole fundamental change, in each case, when due and such failure continues for three (3) business days;

•	failure by the Company to comply with its obligations under the Indenture in respect of certain merger, consolidation and asset sale transactions;
•	failure by the Company to comply with certain of its agreements required under the Notes or the Indenture for 60 days after receipt of written notice in accordance with the Indenture;
•	default by the Company or certain of its subsidiaries with respect to indebtedness for money borrowed in excess of $100.0 million;
•	certain events of bankruptcy, insolvency, or reorganization involving the Company or certain of its subsidiaries;
•	entry of final judgments for the payment of $100.0 million or more against the Company or certain of its subsidiaries which are not paid, discharged or stayed within 30 days; and
•

any guarantee of the notes by a significant subsidiary ceases to be in full force and effect or a guarantor that is a significant subsidiary denies or disaffirms its obligations under its note guarantee, other than, in each case (A) in accordance with the terms of the indenture or (B) in connection with the bankruptcy of a guarantor, so long as the aggregate assets of such guarantor and any other guarantor whose note guarantee ceased or ceases to be in full force as a result of a bankruptcy are less than $100 million.

If an event of default, other than an event of default involving the Company’s bankruptcy or insolvency, occurs and is continuing, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding, by notice to the Company and the Trustee, may declare 100% of the principal amount of, and accrued and unpaid special interest, if any, on all the Notes then outstanding, to be due and payable immediately. If an event of default involving bankruptcy or insolvency events involving the Company occurs, then 100% of the principal amount of, and all accrued and unpaid special interest on, if any, all the Notes, will automatically become immediately due and payable without any notice or other action by the Trustee or any holder. Notwithstanding the foregoing, the Company may elect, at its option, that the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will consist exclusively of the right of the holders of the Notes to receive special interest on the Notes for up to 360 days following such failure.

Capped Call Transactions

On March 22, 2021, in connection with the pricing of the Notes, and on March 24, 2021 in connection with the Initial Purchasers’ exercise in full of their option to purchase additional Notes, the Company entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with certain of the Initial Purchasers and/or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The Capped Call Transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the Notes, the number of shares of common stock initially underlying the Notes. The Capped Call Transactions are expected generally to reduce potential dilution to the common stock upon any conversion of Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of such converted Notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the Capped Call Transactions will initially be $107.36 per share of common stock, which represents a premium of 100% over the last reported sale price of the common stock of $53.68 per share on March 22, 2021, and is subject to certain customary adjustments under the terms of the Capped Call Transactions.

The Capped Call Transactions are separate transactions entered into by the Company with each Option Counterparty, and are not part of the terms of the Notes and will not affect any noteholder’s rights under the Notes. Noteholders will not have any rights with respect to the Capped Call Transactions.

The Option Counterparties and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the Option Counterparties and their respective affiliates have provided certain commercial banking, financial advisory, investment banking and other services for the Company and its affiliates in the ordinary course of their business in the past and may do so in the future, for which they have received and may continue to receive customary fees and commissions. Certain of the Option Counterparties or their respective affiliates are parties to the Purchase Agreement.

The foregoing descriptions of the Indenture, the Notes and the Capped Call Transactions do not purport to be complete and are subject to, and qualified in their entirety by, reference to the full texts of the Indenture, the form of Note and the form of capped call confirmation related to the Capped Call Transactions, each of which is filed as Exhibit 4.1, 4.2 and 10.1 hereto, respectively, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Statements regarding the offering and the expected use of proceeds therefrom are “forward-looking statements” and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed in such forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to complete the offering on favorable terms, if at all, and general market conditions (including the COVID-19 pandemic and related economic impact) which might affect the offering. Additional information concerning these and other important risks and uncertainties can be found in the Company’s filings with the SEC, including under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed on February 19, 2021. The Company  undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

4.1	Indenture, dated as of March 25, 2021, by and among Tripadvisor, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 0.250% Convertible Senior Notes due 2026 (included as Exhibit A to Exhibit 4.1).

10.1	Form of Capped Call Confirmation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Date: March 25, 2021	By:	/S/ ERNST TEUNISSEN
Ernst Teunissen
Chief Financial Officer